[GRAPHIC OMITTED]

The
Gabelli
Global
Convertible
Securities
Fund

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999

                                [GRAPHIC OMITTED]

The Gabelli Global
Convertible Securities Fund

First Quarter Report - March 31, 1999

                                                                 [PHOTO OMITTED]
                                                                    Hart Woodson

To Our Shareholders,

      World equity markets rose in the first quarter of 1999, but at a much slower pace than in the previous quarter. Global equities returned 4.0% in U.S. dollar terms versus 21.1% in the fourth quarter of 1998. The prior quarter was boosted by an injection of liquidity as central banks around the world cut interest rates to accommodate the fallout from Russia's default. In the first quarter, equity returns were held in check as global bond yields rose due to a stronger than expected U.S. economy. Global bonds returned a negative 2.6% in the quarter as a strong U.S. dollar pulled down returns in Europe and Asia. Global convertibles outperformed both equities and bonds in the quarter returning 4.8% aided by the large Japanese component of the index (i.e. 34%), which was the best performing major market in the quarter.

      We continue to focus our attention on companies that are benefiting from globalization trends and that are trading at discounts to their intrinsic values and growth rates. We favor companies that are affected by catalysts, such as industry consolidation and restructuring. As regulatory barriers diminish, we believe competitive pressures will amplify the impact of these events and lead to attractive returns for global convertible investors.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                            Quarter
                             -------------------------------------
                               1st        2nd       3rd       4th      Year
                               ---        ---       ---       ---      ----
1999:  Net Asset Value ...   $10.89        --        --        --        --
       Total Return ......     7.6%        --        --        --        --
--------------------------------------------------------------------------------
1998:  Net Asset Value ...   $10.43     $10.36     $9.09    $10.12    $10.12
       Total Return ......    11.1%      (0.7)%   (12.3)%    12.2%      8.6%
--------------------------------------------------------------------------------
1997:  Net Asset Value ...   $10.27     $10.98    $11.15     $9.39     $9.39
       Total Return ......     0.9%       6.9%      1.5%     (6.1)%     2.8%
--------------------------------------------------------------------------------
1996:  Net Asset Value ...   $11.34     $11.55    $11.41    $10.18    $10.18
       Total Return ......     5.1%       1.9%     (1.2)%    (0.3)%     5.5%
--------------------------------------------------------------------------------
1995:  Net Asset Value ...   $10.09     $10.64    $11.05    $10.79    $10.79
       Total Return ......     1.6%       5.5%      3.9%      1.2%     12.6%
--------------------------------------------------------------------------------
1994:  Net Asset Value ...   $10.38     $10.37    $10.64     $9.93     $9.93
       Total Return ......     3.8%(b)   (0.1)%     2.6%     (5.2)%     0.9%(b)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 1999 (a)
                   -------------------------------------------

                       1 Year........................ 5.2%
                       5 Year........................ 6.8%
                       Life of Fund (b).............. 7.3%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                Rate Per Share               Reinvestment Price
-----------------                --------------               ------------------
December 28, 1998                    $0.080                         $ 9.96
December 30, 1997                    $1.070                         $ 9.33
December 31, 1996                    $1.200                         $10.18
December 29, 1995                    $0.393                         $10.79
December 30, 1994                    $0.160                         $ 9.93


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli Global Convertible Securities Fund's (the "Fund") total return was 7.6%. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of 4.8%, (2.6)% and 4.0%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 5.2% over the trailing twelve-month period. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index rose 13.9%, 8.6% and 11.4%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 1999, the Fund's total return averaged 6.8% annually versus average annual total returns of 8.7%, 7.3% and 15.6% for the UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through March 31, 1999, the Fund had a cumulative total return of 44.1%, which equates to an average annual return of 7.3%.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodi ties, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of March 31, 1999. The geographic allocation will change based on current global market con ditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/99

   [The following data was depicted as a pie chart in the printed material.]

                         Europe                  40.5%
                         Japan                   17.4%
                         Asia/Pacific Rim         4.1%
                         South Africa             0.3%
                         United States           37.7%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

      Of the major markets, Japan was the best performer over the quarter gaining 18% in local currency. In February, the Bank of Japan announced a new plan to stimulate the economy followed by the approval of a domestic bank bailout package in March. In addition, several major Japanese companies such as Sony announced restructuring plans. The Fund, which increased its weighting in Japan from 9% to 19% during the quarter, benefited from these developments. Noteworthy investments included auto parts supplier Toyoda Gosei, software developer Toyo Information Systems and publisher/Internet investor Softbank Corp.

      Overall, stocks in "Euroland" underperformed for the quarter. Sluggish economic growth and a reluctance to reduce interest rates in the face of a weakening euro dampened returns. Germany and Spain were the worst performing markets due to the fallout from Brazil's January devaluation, which hurt companies with substantial investments in the region. Bucking this trend was German cellular provider Mannesmann, which indirectly benefited from Olivetti's hostile bid for Telecom Italia. The U.K. market outperformed Europe as base rates were cut. The Fund's holdings in British communications-related companies NTL and Cable & Wireless Communications were substantial gainers.

      In North America, the first quarter of 1999 was turbulent. January's gains eroded in February as a stronger than expected U.S. economy sparked inflationary concerns. Bonds declined, ultimately dragging stocks down too. Then in March, a favorable employment report and positive comments on inflation from Federal Reserve Chairman Greenspan encouraged investors and stocks and bonds rallied. Large cap stocks continued to outpace small cap stocks as reflected in the returns of the Standard & Poor's 500 (up 5.0%) versus the Russell 2000 (down 5.4%). We remain focused on values and individual investment opportunities that arise when catalysts, such as mergers and acquisitions, are present. Canadian holding Rogers Communications benefited from a revised rating due to merger related activity in the U.S. cable (MediaOne Group) and wireless (AirTouch Communications) industries, where the Fund has substantial holdings. Finally, higher oil prices, sparked by the announcement of OPEC production cuts, lead to a rally in oil service stocks such as Weatherford International which gained 35% in the quarter.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1999.

Amcor Ltd. (AMCRP - $48.00 - Nasdaq) is an Australian-based integrated packaging and paper manufacturing company. Packaging products, which account for 75% of sales, include aluminum cans, plastic containers and corrugated boxes. Paper products include printing and writing paper and personal care products. The company is reducing costs, selling non-core assets, and reducing capital expenditures in an effort to improve profitability. These efforts are paying off as the company reported its first double digit profit growth in four years in the first half of fiscal year 1999.

      Amcor's 7.25% mandatory convertible preferred is rated BBB and yields 7.6% on a 10% premium.

Bell Atlantic Financial Services (4.25%, 09/15/05) issued a $3.18 billion convertible bond in April 1998 exchangeable into Bell Atlantic's holdings in Cable & Wireless Communications at a price of STG 7.09. With the stock at STG 7.00, the A+ rated bonds trade at 109.00 on an 11% premium and 3.8% yield to its premium redemption price of 108.00 in September 2005.

      Cable & Wireless Communications plc is an integrated telecommunications company operating throughout the U.K. CWC was formed in April 1997 by the merger of Mercury Communications, a national and international long distance provider in the U.K., and NYNEX CableComms, Bell Cablemedia and Videotron, each significant U.K. cable television operators. In 1998, 92% of revenues came from telecommunications services with the balance from cable. The major shareholder of CWC is Cable & Wireless plc, a global telecom company, with a 53% stake. Bell Atlantic of the U.S. holds an 18.5% interest.

Mediobanca International SpA (1.50%, 12/18/01) issued a guaranteed exchangeable bond into UniCredito that provides attractive exposure to the on-going consolidation and value creation in the Italian financial sector. At a price of 112.00, the bond has a balanced profile with a 22% conversion premium and a 25% investment premium to its bond floor.

      UniCredito Italiano SpA is Italy's third largest bank offering investment banking, money management and financial services through its nationwide branch network. The bank is offering $14.8 billion in an all stock bid for Italy's fourth largest bank, Banca Commerciale Italiana ("BCI"). If the bid succeeds, the new group would command a leading market share position in Italy: 20% in asset management, 17% of direct customer deposits, 18% of customer loans and 15% of total branches. The group would be well positioned to benefit from Italy's growing equity culture. Italian mutual fund flows increased 72% year over year in the first quarter of 1999.

Rogers Communications (2.00%, 11/26/05), based in Canada, provides cellular and digital personal communications services ("PCS") through its 81%-owned subsidiary Rogers Cantel. The company also offers cable television services and operates radio broadcasting and publishing businesses. The frenzy to consolidate cable companies in the U.S. surfaces the value in Rogers' shares. AT&T's overbid for MediaOne is reportedly valued at $4,600 per cable subscriber. Meanwhile, Rogers is currently valued at only $1,297 per subscriber. Rogers already has a number of alliances with AT&T, and we believe it is only a matter of time before AT&T (or someone else) narrows this valuation gap.

      Rogers' 2.00% U.S. dollar denominated convertible bond due in November 2005 offers an attractive way to be "paid to wait" as the Rogers story unfolds. The BB- rated bond trades on a 17% premium and provides a 2.6% yield advantage over the common stock.

Softbank Corp. (0.50%, 03/29/02) is Japan's number one software distributor holding franchises for Microsoft, Novell, and Oracle products. The company also owns Kingston Technology, the number one memory module maker in the world. Softbank's 71%-ownership of Ziff-Davis, the second largest magazine publisher in the U.S., and its 11% stake in Japan Digital Broadcasting illustrates its media interests. ZD COMDEX and Forums, a division of Ziff-Davis, produce computer-related trade shows. Softbank has direct or indirect investments in over 60 Internet-related companies including Yahoo!

(28%), GeoCities (22%), and E*Trade Group (27%). With the deregulation of the financial services sector, the company is now poised to develop its Web-based businesses in Japan.

      Softbank's 0.50% yen denominated convertible bonds due in March 2002 trade as a pure equity surrogate at a price of 163.00.

Swiss Life Finance (1.50%, 05/20/03) issued a dollar denominated bond exchangeable into Mannesmann common stock at a price of DM 197.50 (i.e. Euro 99.60) in April 1998. With the stock at Euro 117.65, the bonds trade at 130.25 on a 12% premium offering attractive upside potential to the common stock.

      Mannesmann AG has four main businesses: telecommunications, automotive components, engineering and steel. Although telecommunications services represent only 20% of revenues, they account for approximately 60% of profits. Mannesmann's Mobilfunk is the number one mobile telephone operator in Germany with a 45% market share. The company's fixed line subsidiary, Arcor, is the leading competitor challenging incumbent Deutsche Telekom. With holdings in Italy, France and Austria, Mannesmann is poised to be a major force in European telecommunications.

Weatherford International Inc. (WFT - $32.00 - NYSE), based in Houston, provides products and services for the oil and gas industry. Its Grant Prideco unit is a leading maker of drilling tools, pipe, connectors and tubular products. The company has a strong balance sheet and generates positive cash flow. At the end of 1998, Weatherford had a debt to equity ratio of 56% and an interest coverage ratio of 5.3 times. With $461 million in EBITDA, the company is well positioned to fund its aggressive acquisition program that aims to take advantage of the severe down cycle in the oil services sector to fill in its product gaps and prepare for the next upswing in oil prices.

      The Weatherford 5.00% convertible trust preferred due in 2027 is a fine example of a busted convertible. Issued at $50, the preferred now trades at $30 generating a current yield of 8.4% on an 85% premium. The BBB rated security enjoys hard call protection until November 2000.

Toyoda Gosei Co. Ltd. (Sub. Deb. Cv. 0.75%, 03/31/04) manufactures resin and rubber parts and is a leading provider of light-emitting diodes ("LED"). The company generates about 70% of its sales from Toyota, which in turn owns 43% of the firm. Toyoda Gosei expects to benefit next year from Toyota's increased auto production in the U.S. and Canada. However, the company's main earnings driver in the years ahead will come from its LED business. Toyoda Gosei is one of only two companies which sells blue LEDs, which now make full color display possible for use in traffic lights, railroad signals, printers and scanners. Sales are expected to increase from nil to 10% of sales by March 2003 (i.e. 30 billion yen).

      Toyoda Gosei's 0.75% yen denominated convertible bond due in March 2004 is rated A by Japan's Mikuni rating service. At a price of 112.00, the bond trades on an 8% premium and should enjoy good upside participation with the stock.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Looking forward, we believe the pillars of the equity bull market remain intact. Interest rates are low. Inflation is under control. Demographics favor continued strong flows into financial assets. Consumer confidence is high. Earnings growth continues in the high single digits and merger and acquisition activity remains robust. Nevertheless, volatility will continue to be a feature of the new global economy. We believe global convertible securities offer an attractive way to build wealth in such an environment. We promise to do our utmost in selecting the world's best opportunities for your portfolio and thank you for your confidence in our investment approach.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ Hart Woodson

                                   A. Hartswell Woodson, III
                                   Portfolio Manager

April 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------

International CableTel Inc.                   Home Depot Inc.
Canal Plus/Mediaset                           Finaxa
MediaOne Group Inc.                           Toyo Information Systems
Houston Industries Inc./Time Warner           CSC Holdings Inc.
Softbank Corp.                                Yamanouchi Pharmaceutical
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

  Principal                                                             Market
   Amount                                                                Value
   ------                                                                -----

                CORPORATE BONDS - 71.0%
                Automotive: Parts and Accessories - 2.5%
 20,000,000(b)  Toyoda Gosei Co. Ltd. Sub. Deb. Cv.
                0.75%, 03/31/04  ...................................  $  181,880
                                                                      ----------
                Broadcasting - 5.9%
  1,000,000(c)    Canal Plus / Mediaset Sub. Deb. Cv.
                  3.50%, 04/01/02 ..................................     319,700
  $ 100,000     Scandinavian Broadcasting
                  System SA Sub. Deb. Cv.
                  7.00%, 12/01/04 ..................................     113,000
                                                                      ----------
                                                                         432,700
                                                                      ----------
                Building and Construction - 1.5%
     91,840     Bouygues SA Cv.
                  1.70%, 01/01/06 ..................................     111,011
                                                                      ----------
                Business Services - 2.0%
    131,976     Vivendi Cv.
                  1.25%, 01/01/04 ..................................     142,666
                                                                      ----------
                Cable - 5.9%
    100,000     Bell Atlantic Financial Cv.
                  4.25%, 09/15/05 ..................................     109,750
    150,000     International CableTel Inc. Sub. Deb. Cv.
                  7.00%, 06/15/08 ..................................     322,500
                                                                      ----------
                                                                         432,250
                                                                      ----------
                Communications Equipment - 1.8%
    100,000     Swiss Life / Mannesmann AG Sub. Deb. Cv.
                  1.50%, 05/20/03 ..................................     130,750
                                                                      ----------
                Computer Software and Services - 9.8%
    150,000     Amazon.com Inc. Sub. Deb. Cv.
                  4.75%, 02/01/09 (a) ..............................     188,813
 20,000,000(b)  Softbank Corp. Cv.
                  0.50%, 03/29/02 ..................................     275,268
 20,000,000(b)  Toyo Information Systems Co. Ltd. Cv.
                  0.40%, 03/31/04 ..................................     253,314
                                                                      ----------
                                                                         717,395
                                                                      ----------
                Consumer Products - 4.3%
    150,000     Central Garden and Pet Co.
                  Sub. Deb. Cv.
                  6.00%, 11/15/03 (a) ..............................     135,375
    150,000     Nestle Holdings Inc. Cv.
                  3.00%, 06/17/02 ..................................     182,250
                                                                      ----------
                                                                         317,625
                                                                      ----------
                Electronics - 2.2%
 15,000,000(b)  Toshiba Corp. Cv.
                  1.80%, 03/29/02 ..................................     163,134
                                                                      ----------
                Energy and Utilities - 2.6%
    100,000     National Grid Co. plc Cv.
                  4.25%, 02/17/08 (a) ..............................     193,514
                                                                      ----------
                Equipment and Supplies - 1.5%
    100,000     Antec Corp. Sub. Deb. Cv.
                  4.50%, 05/15/03 ..................................     110,500
                                                                      ----------
                Financial Services - 12.2%
225,044,000(d)  Banca Popolare di Lodi
                  Sub. Deb. Cv.
                  4.38%, 07/01/03 ..................................     146,178
    150,000     Cregem Finance NV
                  Sub. Deb. Cv.
                  2.75%, 01/06/04 ..................................     170,250
    990,000     Finaxa Sub. Deb. Cv.
                  3.00%, 01/01/07 ..................................     255,286
200,000,000(d)  Mediobanca International SpA Cv.
                  Zero Cpn., 12/18/01 ..............................     125,172
    150,000     UBS Finance NV Cv.
                  2.75%, 06/16/02 ..................................     186,375
                                                                      ----------
                                                                         883,261
                                                                      ----------
                Health Care - 4.6%
    200,000     Roche Holding Ltd. Cv.
                  Zero Cpn., 04/20/10 (a) ..........................     123,000
 20,000,000(b)  Yamanouchi Pharmaceutical Co. Ltd. Cv.
                  1.50%, 12/31/02 ..................................     210,251
                                                                      ----------
                                                                         333,251
                                                                      ----------
                Publishing - 2.3%
    250,000     Medya Holding Sub. Deb. Cv.
                  10.00%, 06/28/01 .................................     168,750
                                                                      ----------
                Retail - 5.5%
    100,000     Home Depot Inc. Sub. Deb. Cv.
                  3.25%, 10/01/01 ..................................     270,250
    200,000     Koninklijke Ahold NV Cv.
                  3.00%, 09/03/01 ..................................     128,156
                                                                      ----------
                                                                         398,406
                                                                      ----------
                Telecommunications - 4.0%
    130,000     France Telecom SA Cv.
                  2.00%, 01/01/04 ..................................     113,321
    250,000     Rogers Communications Inc. Cv.
                  2.00%, 11/26/05 ..................................     180,937
                                                                      ----------
                                                                         294,258
                                                                      ----------
                Transportation - 2.4%
    207,000     International Container Terminal Services
                  Sub. Deb. Cv.
                  1.75%, 03/13/04 ..................................     176,468
                                                                      ----------
                TOTAL CORPORATE BONDS ..............................   5,187,819
                                                                      ----------
    Shares
    ------
                PREFERRED STOCKS - 24.5%
                Business Services - 1.9%
     4,800      Cendant Corp.
                  7.50% Cv. Pfd ....................................     138,300
                                                                      ----------
                Cable - 11.7%
     2,200      CSC Holdings Inc.
                  8.50% Cv. Pfd., Ser. I ...........................     245,300

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                               Value
    ------                                                               -----

                PREFERRED STOCKS (Continued)
                Cable (Continued)
     2,500      Houston Industries Inc./Time Warner Inc.
                  7.00% Cv. Pfd. ...................................   $ 301,250
     2,400      MediaOne Group Inc.
                  4.50% Cv. Pfd. ...................................     308,550
                                                                      ----------
                                                                         855,100
                                                                      ----------
                Consumer Products - 1.2%
     1,000      McKesson Financial Trust Pfd. ......................      91,313
                                                                      ----------
                Energy and Utilities - 1.9%
                EVI Inc.
       300        5.00% Cv. Pfd. ...................................       9,600
     4,000        5.00% Cv. Pfd. (a) ...............................     128,000
                                                                      ----------
                                                                         137,600
                                                                      ----------
                Financial Services - 2.1%
     1,400      Banco Comercial Portugues SA
                  8.00% Cv. Pfd. ...................................     156,800
                                                                      ----------
                Paper and Forest Products - 1.3%
     2,000      Amcor Ltd.
                  7.25% Cv. Pfd. ...................................      96,000
                                                                      ----------
                Wireless Communications - 4.4%
     1,000      AirTouch Communications Inc.
                  4.25% Cv. Pfd., Cl. C ............................     134,500
     4,000      Winstar Communications Inc.
                  7.00% Cv. Pfd. ...................................     183,760
                                                                      ----------
                                                                         318,260
                                                                      ----------
                TOTAL PREFERRED STOCKS .............................   1,793,373
                                                                      ----------

                COMMON STOCKS - 4.2%

                Computer Software and Services - 0.7%
       500      Oracle Corp. Japan .................................      54,040
                                                                      ----------
                Financial Services - 2.8%
     2,500      Banca Popolare di Brescia ..........................      77,190
     9,000      Sumitomo Bank Ltd. .................................     121,820
                                                                      ----------
                                                                         199,010
                                                                      ----------
                Metals and Mining - 0.3%
    10,000      Durban Roodepoort Deep Ltd.+ .......................      21,180
                                                                      ----------

                Wireless Communications - 0.4%
    13,000      Total Access Communications plc+ ...................      28,080
       102      Winstar Communications Inc.+ .......................       3,707
                                                                      ----------
                                                                          31,787
                                                                      ----------
                TOTAL COMMON STOCKS ................................     306,017
                                                                      ----------

                WARRANTS - 0.1%
                Diversified Industrial - 0.1%
       100      Mori Seiki+ ........................................       6,250
                                                                      ----------
                Entertainment - 0.0%
        50      Shochiku Co. Ltd.+ .................................       1,275
                                                                      ----------
                TOTAL WARRANTS .....................................       7,525
                                                                      ----------

                OPTIONS - 0.1%

                Metals and Mining - 0.1%
     5,000      Durban Roodepoort Deep Ltd.,
                  Call, 12/31/99+ ..................................       1,778
    10,000      Durban Roodepoort Deep Ltd.,
                  Ser. B, Call, 06/30/02+ ..........................       2,749
                                                                      ----------
                TOTAL OPTIONS ......................................       4,527
                                                                      ----------
                TOTAL INVESTMENTS - 99.9%
                  (Cost $6,406,109) ................................   7,299,261
                Other Assets and
                  Liabilities (Net) - 0.1% .........................       7,957
                                                                      ----------

                NET ASSETS - 100.0%
                  (670,867 shares outstanding) .....................  $7,307,218
                                                                      ==========
                NET ASSET VALUE,
                  Offering and Redemption
                  Price Per Share ...............................         $10.89
                                                                      ==========

-----------
                                                                  Net Unrealized
                                                     Settlement    Appreciation/
                                                        Date      (Depreciation)
                                                        ----      --------------
                       FORWARD FOREIGN EXCHANGE CONTRACTS
  312,305 (e)   Sell British Pounds
                  in exchange for
                  USD 500,000 .....................   08/16/99        $(3,151)
  904,429 (f)   Sell Euros
                  in exchange for
                  USD 1,000,000 ...................   05/24/99         21,203
  684,374 (f)   Deliver Euros
                  in exchange for
                  USD 734,970 .....................   04/30/99          4,390

-------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the market value of Rule 144A securities amounted to $768,702 or 10.5% of net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in French Francs.
(d)   Principal amount denoted in Italian Lira.
(e)   Principal amount denoted in British Pounds.
(f)   Principal amount denoted in Euros.
+     Non income producing security.
USD - U.S. Dollars.
                                                       % of
                                                      Market            Market
Global Diversification                                 Value             Value
----------------------                                 -----             -----
Europe                                                 40.5%          $2,953,120
North America                                          37.7%           2,752,655
Japan                                                  17.4%           1,267,231
Asia/Pacific Rim                                        4.1%             300,548
South Africa                                            0.3%              25,707
                                                      -----           ----------
                                                      100.0%          $7,299,261
                                                      =====           ==========

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli,                              Karl Otto Pohl
CFA Chairman and Chief                         Former President
Investment Officer                             Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                            Werner J. Roeder, MD
Former Senior Vice President                   Director of Surgery
Dollar Dry Dock Savings Bank                   Lawrence Hospital

Anthony J. Colavita                            Anthonie C. van Ekris
Attorney-at-Law                                Managing DIrector
Anthony J. Colavita, P.C.                      BALMAC International, Inc.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                          A. Hartswell Woodson, III
President and Chief                            Vice President and
Investment Officer                             Portfolio Manager

Bruce N. Alpert                                James E. McKee
Vice President and                             Secretary
Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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